                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VFM ANR 10/98

                             LETTER TO SHAREHOLDERS

September 21, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name
of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds                 [PHOTO]
Inc. Consequently, your Trust's name
was changed to Van Kampen Florida
Quality Municipal Trust on August 28.
You can be assured that the change in DENNIS J. MCDONNELL AND DON G. POWELL your Trust's name will not affect its management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your investment or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW
    The economy grew at a moderate rate for much of the past year, accompanied by low inflation. During the three quarters that ended June 30, growth accelerated at a 3.4 percent annual rate, while consumer prices rose 1.4 percent.
    Beneath this tranquil scenario, however, lay periods of economic and financial volatility. During the first quarter, for example, growth surged at a
5.5 percent annual rate, fueled by heavy consumer spending and business inventory buildup. By the second quarter, growth had slowed to a sluggish 1.6 percent annual pace, due to the deepening Asian economic crisis and the General Motors strike.
    Despite the weakening economy, the dollar rallied as foreign investors sought refuge from global turmoil by purchasing U.S. Treasury securities. The strong dollar raised the price of U.S. exports and cut the price of imports. As a result, U.S. companies found they could neither maintain their foreign sales nor compete easily with cheap imports here. Corporate earnings fell, and U.S. stock prices retreated. By August 31, the Dow Jones Industrial Average was down 19 percent from its mid-July high.
    In Florida, the economy benefited from a booming tourism industry as well as growth in other sectors, including construction and trade. Solid revenue growth coupled with moderate spending increases led to a budget surplus and a reserve fund balance exceeding $1 billion in the latest fiscal year. Looking ahead, the state faces economic stresses from a growing population of young people needing education, health care, and family services, and a large population of seniors living on fixed incomes.

MARKET OVERVIEW
    The stock market rout and foreign economic turmoil were nothing but good news for bonds. The Federal Reserve refrained from raising interest rates to avoid aggravating Asia's crisis, and investors worldwide aggressively bought U.S. Treasury securities. Because

                                                            Continued on page  2
these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices rocketed to record levels. On August 31, the Dow Jones Industrial Average fell 512 points, and the 30-year Treasury bond yield, which moves in the opposite direction of its price, fell to a record low of 5.25 percent. A year earlier, its yield was 6.61 percent.
    Municipal bonds followed the gains in Treasuries but, true to form, they didn't rally as strongly. While long-term Treasury bond yields fell 136 basis points during the past year, the yield of the AAA-rated general obligation municipal bond fell only 44 basis points to 4.86 percent on August 31, 1998, from 5.30 percent a year earlier.
    Municipal bonds were hampered by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $190 billion worth of bonds during the first seven months of this year--47 percent more than they had issued during the comparable period last year.
    Despite an abundant supply from which to choose, U.S. investors were reluctant to purchase municipal bonds because of their relatively low yields, and foreign investors had even less interest because they had no need for the tax-exempt income. Compounding the situation was the flood of insured issues, which accounted for almost 60 percent of the new supply. (The insurance does not remove market risk of the Trust.) As a result, fewer lower-rated, higher-yielding bonds were issued, and the yield spread between higher-rated and lower-rated bonds narrowed.

Portfolio Composition by Credit Quality*
 As of August 31, 1998

AAA..................     80.1%
AA...................     24.4%
A....................     4 .8%
BBB..................     10.5%
Non Rated............      2.2%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.




TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We replaced bonds that had been called or prerefunded due to the drop in interest rates. Like most bonds in the Trust, these bonds were purchased when the Trust was created in 1991, a time of significantly higher interest rates. If interest rates remain low, it is possible that those bonds currently priced to call dates of 2001 and sooner could be called out of the portfolio, in addition to the 36 percent of the portfolio that is already prerefunded for calls in 2000 and 2001. We did not replace these bonds because their average yield is higher than current market yields.

                                                            Continued on page  3

    We purchased long-term bonds in order to extend the call protection of the Trust. Most were discount bonds, which have the potential to appreciate faster than par or premium bonds during periods of falling interest rates. Discount bonds also have longer durations, which means they are more sensitive to changing rates. Our purchases of discount bonds helped to offset some of the decline in the Trust's duration due to calls and prerefundings. As of August 31, the duration of the Trust stood at 5.00 years, compared with 7.40 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    Our purchases included AAA-rated insured bonds and BBB-rated, higher-yielding bonds. We continue to maintain a portfolio dominated by AAA-rated insured bonds.


TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                  AS OF
                                                             AUGUST 31, 1998
Health Care..............................................         21.9%
Water and Sewer..........................................         20.4%
General Purpose..........................................         12.0%
Retail Electric/Gas/Telephone............................         10.8%
Airport..................................................         7.3%


*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the 12-month period ended August 31, 1998, the Trust generated a total return of 3.13 percent(1) at market price. This reflects a loss in market price per common share from $17.375 on August 31, 1997, to $16.9375 on August 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.60 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.75 percent(4) on a taxable investment (for investors in the federal income tax bracket of 36 percent). Please refer to the chart on page 7 for additional performance numbers.

                                                            Continued on page  4

                             [DIVIDEND HISTORY GRAPH]

Twelve-Month Dividend History
For the Period Ended August 31, 1998

Sep 1997.......................  $.0825
Oct 1997.......................  $.0825
Nov 1997.......................  $.0825
Dec 1997.......................  $.0790
Jan 1998.......................  $.0790
Feb 1998.......................  $.0790
Mar 1998.......................  $.0790
Apr 1998.......................  $.0790
May 1998.......................  $.0790
Jun 1998.......................  $.0790
Jul 1998.......................  $.0790
Aug 1998.......................  $.0790

The dividend history represents past performance of the Trust and does not predict the Trust's future distribution.






ECONOMIC OUTLOOK

    We believe the economy will rebound later this year, provided some stability is restored in the stock market. Domestic economic activity remains strong despite the market's decline and should overcome many of the negative effects of the global economic crisis. In Asia, where the crisis began, there are signs of potential rebounds. If the economic crisis in Asia, Russia, and other emerging markets continues unabated, however, we believe the Fed will refrain from raising rates and could even lower them. Fed Chairman Alan Greenspan acknowledged as much in a recent speech, when he disclosed that Fed policy-makers had abandoned their bias toward a rate hike in favor of a neutral position. Due to events overseas, policy-makers are now more concerned about an economic slowdown than about rising inflation, Greenspan indicated. The impact of slower economic growth abroad should help to offset any acceleration in domestic inflation.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]                                       [SIG]

Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.









                                                  Please see footnotes on page 7

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.
     A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............     3.13%
One-year total return based on NAV(2).....................     8.04%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.60%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     8.75%

SHARE VALUATIONS

Net asset value...........................................    $17.19
Closing common stock price................................  $16.9375
One-year high common stock price (02/10/98)...............   $17.750
One-year low common stock price (04/28/98)................  $16.3125
Preferred share rate(5)...................................    3.490%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

  On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the next fiscal year will commence on September 1, 1998 and end on October 31, 1998; however, you will not receive an annual report for the two-month transition period from August 31, 1998 to October 31, 1998. Instead, the financial information for those two months will appear in a separate column in the April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 100.4%
          FLORIDA  95.9%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded @
          07/01/04) (AMBAC Insd)...........................   6.750%  07/01/12   $  1,160,180
    225   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser A Rfdg (GNMA Collateralized).............   6.200   04/01/30        239,915
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs
          (Prerefunded @ 01/01/01) (AMBAC Insd)............   6.875   01/01/21      1,577,339
  1,500   Cape Canaveral, FL Hosp Dist Rev Ctfs Rfdg.......   5.250   01/01/28      1,482,180
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/13        449,664
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/14      1,184,215
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/15      1,380,043
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/16      1,287,047
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/17        599,400
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/18        547,840
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      1,109,380
    725   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)............................   6.500   09/01/21        777,251
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC Insd).........   5.875   10/01/26        815,655
    750   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
          B (MBIA Insd)....................................   5.750   04/01/20        805,080
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (Prerefunded @ 08/15/02)
          (AMBAC Insd).....................................   6.000   08/15/10      1,381,274
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd) (b)........................................   6.750   10/01/20      4,419,360
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized).................   7.000   03/01/24        136,893
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd).......       *   10/01/28      3,836,913
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd).......       *   10/01/29      2,838,806
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)............................................   5.000   10/01/13      1,018,160
    500   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)............................................   5.750   11/15/10        539,565
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare (Prerefunded
          @ 11/15/01) (MBIA Insd)..........................   6.750   11/15/21      2,215,960
  1,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Baptist Hosp & Baptist Manor (Prerefunded @
          10/01/03)........................................   6.750   10/01/14      1,130,060
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj........................................   6.900   08/01/22      1,115,250
  4,420   Florida Hsg Fin Agy Home Ownership Mtg (GNMA
          Collateralized)..................................   8.595   11/01/18      5,006,004
  1,500   Florida Hsg Fin Agy Homeowner Mtg Ser 3..........   6.350   07/01/28      1,610,355
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.150   07/01/25      1,068,700

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.250%  07/01/35   $  1,072,190
    500   Florida Hsg Fin Agy Hsg Riverfront Apts Ser A
          (AMBAC Insd).....................................   6.250   04/01/37        539,755
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01).........................   6.750   06/01/21      2,447,730
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg.............................................   7.250   06/01/23      1,045,356
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)............   6.250   10/01/19      1,800,695
  1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)............................................   5.250   07/01/22      1,016,270
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          Prerefunded @ 10/01/01) (MBIA Insd)..............   7.000   10/01/13      2,224,120
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/01) (FSA Insd)...........................   6.500   07/01/12      5,101,882
  3,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
          Rfdg.............................................   5.750   04/01/18      3,107,310
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000   05/01/22      1,155,980
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      2,218,760
  5,000   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00).................   6.750   10/01/16      5,381,800
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)............................................   6.500   10/01/16      3,503,263
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd).....................................   5.500   10/01/12      1,753,128
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)................................   6.500   02/01/11      2,175,600
  1,750   Jupiter Islands, FL Util Sys Rev South Martin Reg
          Util (MBIA Insd) (a).............................   5.000   10/01/28      1,743,175
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd).............   6.500   10/01/17      5,492,750
    485   Lee Cnty, FL Hosp Brd Directors Hosp Rev Lee Mem
          Hlth Sys Ser A (MBIA Insd).......................   5.875   04/01/24        527,578
  1,380   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27      1,569,005
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      1,177,390
    550   Miami Dade Cnty, FL Sch Brd Ctfs Partn Ser B
          (AMBAC Insd).....................................   4.875   08/01/27        535,425
  6,500   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)............................................       *   10/01/33        998,595
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd).......   6.750   08/01/20      4,402,000
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)............................................   6.750   10/01/25      5,698,050
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd)(c)...................................   8.877   10/29/21      5,975,000
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd)..................   6.875   11/15/15      2,200,400
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg
          Hands Inc Proj Ser A.............................   8.000   10/01/25      1,114,220
    775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized)........................   6.550   10/01/21        831,575
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)............................................   7.750   10/01/10      8,438,325

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   270   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Rev
          Hsg Chelsea Commons Apts Proj (FSA Insd).........   5.900%  06/01/29   $    281,777
    750   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Rev
          Hsg Windsor Pk Apts Proj Ser A...................   5.850   12/01/33        777,690
  1,500   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)....   6.000   10/01/12      1,666,830
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)....   6.125   10/01/18      1,729,294
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A.............................   7.525   01/01/15      3,501,387
    475   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC Insd)
          (a)..............................................   4.900   10/01/11        482,895
    565   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC Insd)
          (a)..............................................   5.000   10/01/12        575,181
  3,500   Reedy Creek, FL Impt Dist FL Ser A...............   6.000   06/01/16      3,693,445
  5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)............................................   7.250   10/01/08      5,273,850
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd) (b).........   6.500   10/01/16     15,254,680
  1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded @
          10/01/02) (FGIC Insd)............................   6.500   10/01/22      1,118,550
  1,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28      1,090,630
  1,000   Santa Rosa Bay Brdg Auth FL Rev Cap Apprec.......       *   07/01/21        298,870
  1,445   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02).....  10.000   07/01/22      1,768,853
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.500   05/01/11      1,343,213
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.625   05/01/21      1,347,062
                                                                                 ------------
                                                                                  155,184,022
                                                                                 ------------
          PUERTO RICO  4.5%
  1,647   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR.........................................   6.850   10/17/03      1,719,371
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W................................................   5.500   07/01/15      2,159,060
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser X
          Rfdg.............................................   5.500   07/01/19      1,031,190
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser
          A................................................   4.750   07/01/38        969,520
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).........................   6.375   07/01/24      1,426,725
                                                                                 ------------
                                                                                    7,305,866
                                                                                 ------------
TOTAL INVESTMENTS  100.4%
  (Cost $146,750,020).........................................................    162,489,889
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).................................       (658,874)
                                                                                 ------------
NET ASSETS  100%..............................................................   $161,831,015
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $146,750,020).......................  $162,489,889
Receivables:
  Interest..................................................     2,721,965
  Investments Sold..........................................       130,646
Other.......................................................         3,220
                                                              ------------
      Total Assets..........................................   165,345,720
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,727,883
  Custodian Bank............................................       369,553
  Investment Advisory Fee...................................        95,650
  Income Distributions--Common and Preferred Shares.........        89,266
  Administrative Fee........................................        27,328
  Affiliates................................................        11,543
Accrued Expenses............................................       101,787
Trustees' Deferred Compensation and Retirement Plans........        91,695
                                                              ------------
      Total Liabilities.....................................     3,514,705
                                                              ------------
NET ASSETS..................................................  $161,831,015
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $50,000 per share)........................................  $ 50,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,506,359 shares issued and
  outstanding)..............................................        65,064
Paid in Surplus.............................................    96,336,354
Net Unrealized Appreciation.................................    15,739,869
Accumulated Undistributed Net Investment Income.............       407,573
Accumulated Net Realized Loss...............................      (717,845)
                                                              ------------
      Net Assets Applicable to Common Shares................   111,831,015
                                                              ------------
NET ASSETS..................................................  $161,831,015
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($111,831,015 divided
  by 6,506,359 shares outstanding)..........................  $      17.19
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 9,797,088
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,124,363
Administrative Fee..........................................      321,247
Preferred Share Maintenance.................................      138,383
Trustees' Fees and Expenses.................................       27,826
Custody.....................................................       11,636
Legal.......................................................       10,437
Other.......................................................      157,777
                                                              -----------
    Total Expenses..........................................    1,791,669
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,005,419
                                                              ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   471,665
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,864,115
  End of the Period.........................................   15,739,869
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,875,754
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,347,419
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,352,838
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended        Year Ended
                                                          August 31, 1998   August 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................     $  8,005,419    $  8,105,729
Net Realized Gain.......................................        471,665           245,032
Net Unrealized Appreciation During the Period...........      1,875,754         2,591,702
                                                            -----------       -----------
Change in Net Assets from Operations....................     10,352,838        10,942,463
                                                            -----------       -----------
Distributions from Net Investment Income:
  Common Shares.........................................     (6,231,115)       (6,705,935)
  Preferred Shares......................................     (1,781,206)       (1,752,659)
                                                            -----------       -----------
Total Distributions.....................................     (8,012,321)       (8,458,594)
                                                            -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      2,340,517         2,483,869
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................        173,528           522,937
                                                            -----------       -----------
TOTAL INCREASE IN NET ASSETS............................      2,514,045         3,006,806
NET ASSETS:
Beginning of the Period.................................    159,316,970       156,310,164
                                                            -----------       -----------
End of the Period (Including accumulated undistributed
  net investment income of $407,573 and $414,475,
  respectively).........................................   $161,831,015      $159,316,970
                                                            ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             September 27, 1991
                                                                                               (Commencement
                                                    Year Ended August 31,                      of Investment
                                  ----------------------------------------------------------   Operations) to
                                    1998      1997      1996      1995      1994       1993   August 31, 1992
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a).................  $ 16.828   $16.444   $16.621   $16.282   $17.392    $16.013          $14.786
                                  --------   -------   -------   -------   -------    -------          -------
 Net Investment Income..........     1.231     1.251     1.232     1.266     1.275      1.346            1.049
 Net Realized and Unrealized
   Gain/Loss....................      .362      .438    (.081)      .497    (1.100)     1.309            1.116
                                  --------   -------   -------   -------   -------    -------          -------
Total from Investment
 Operations.....................     1.593     1.689     1.151     1.763      .175      2.655            2.165
                                  --------   -------   -------   -------   -------    -------          -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders..      .959     1.035     1.050     1.050     1.050      1.007             .743

   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....      .274      .270      .278      .293      .202       .185             .195
 Distributions from and in
   Excess of Net Realized Gain:
   Paid to Common Shareholders..       -0-       -0-       -0-      .068      .029       .068              -0-

   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....       -0-       -0-       -0-      .013      .004       .016              -0-
                                  --------   -------   -------   -------   -------    -------          -------
Total Distributions.............     1.233     1.305     1.328     1.424     1.285      1.276             .938
                                  --------   -------   -------   -------   -------    -------          -------
Net Asset Value, End of the
 Period.........................  $ 17.188   $16.828   $16.444   $16.621   $16.282    $17.392          $16.013
                                  ========   =======   =======   =======   =======    =======          =======
Market Price Per Share at End of
 the Period.....................  $16.9375   $17.375   $16.750   $15.625   $15.625    $17.125          $15.625
Total Investment Return at
 Market Price (b)...............     3.13%    10.33%    14.18%     7.58%    (2.62%)    17.05%            9.33%*
Total Return at Net Asset Value
 (c)............................     8.04%     8.89%     5.30%     9.47%     (.23%)    15.91%           11.96%*
Net Assets at End of the Period
 (In millions)..................  $  161.8   $ 159.3   $ 156.3   $ 157.2   $ 155.0    $ 161.9          $ 152.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**.......................     1.62%     1.64%     1.67%     1.72%     1.66%      1.63%            1.60%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)............................     5.63%     5.87%     5.70%     6.06%     6.33%      7.04%            6.24%

Portfolio Turnover..............       20%        9%        8%       17%       19%        13%              37%*
  * Non-Annualized
 ** Ratio of Expenses to Average
    Net Assets including
    Preferred Shares............     1.12%     1.12%     1.14%     1.16%     1.14%      1.11%            1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                August 31, 1998
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $717,845 which will expire between August 31, 2003 and August 31, 2004.

    At August 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $146,750,020, the aggregate gross unrealized appreciation is $15,739,869 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $15,739,869.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1998, 99.99% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $2,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $65,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is currently $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1998 and 1997, common share paid in surplus aggregated $96,336,354 and $96,162,928, respectively.

                                            YEAR ENDED            YEAR ENDED
                                         AUGUST 31, 1998        AUGUST 31, 1997
-------------------------------------------------------------------------------
Beginning Shares............................ 6,496,170                6,464,916
Shares Issued Through Dividend
  Reinvestment..............................    10,189                   31,254
                                             ---------                ---------
Ending Shares............................... 6,506,359                6,496,170
                                             =========                =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $33,053,503 and $33,184,126, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on August 31, 1998 was 3.490%. During the year ended August 31, 1998, the rates ranged from 3.400% to 3.785%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                                August 31, 1998
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (Unaudited)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Florida Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Quality Municipal Trust as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 6, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen Investments Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and independent public accountants.

    1) With regard to the election of the following trustee by preferred shareholders:

                                                       # OF SHARES
                                                  ---------------------
                                                  IN FAVOR     WITHHELD
-----------------------------------------------------------------------
Theodore A. Meyers                                      842           0

    2) With regard to the election of the following trustees by common shareholders:

                                                       # OF SHARES
                                                  ---------------------
                                                  IN FAVOR     WITHHELD
-----------------------------------------------------------------------
Don G. Powell                                     5,222,209      53,851
Hugo Sonnenschein                                 5,227,327      48,733

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the trust, 5,227,537 shares voted in favor of the proposal, 6,011 shares voted against, and 43,354 shares abstained.

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

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